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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

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         Date of report (Date of earliest event reported): April 6, 2000


                         DIME COMMUNITY BANCSHARES, INC.
             (Exact name of registrant as specified in its charter)


   Delaware                            0-27782                      11-3297463
(State or other                      (Commission                  (IRS Employer
jurisdiction of                          File                     Identification
incorporation)                         Number)                         No.)


                 209 Havemeyer Street, Brooklyn, New York 11211
          (Address of principal executive offices, including zip code)


       Registrant's telephone number, including area code: (718) 782-6200


                                 Not Applicable
          (Former name or former address, if changed since last report)




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Item 5. Other Events.

On April 6, 2000, Dime Community Bancshares, Inc. issued limited preliminary financial information for the three months ended March 31, 2000.

A press release, issued on April 6, 2000, detailing the foregoing is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits. The following Exhibits are filed as part of this report:

Exhibit No.                        Description
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   99.1                 Press Release issued April 6, 2000









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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     DIME COMMUNITY BANCSHARES, INC.
                                           (Registrant)



                                     By:  /s/ Kenneth J. Mahon
                                          ------------------------------
                                          Kenneth J. Mahon
                                          President and Chief Financial Officer





Dated: April 6, 2000





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                                  EXHIBIT INDEX



         Exhibit                            Description
         -------                            -----------

           99.1                 Press Release issued April 6, 2000